Blackstone Senior Floating Rate 2027 Term Fund

Portfolio of Investments

March 31, 2025 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 138.09%
Aerospace & Defense - 5.47%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	$1,317,390	$798,872
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	267,944	162,482
DAE Aviation 10/24 TLB1, First Lien Term Loan, 1M SOFR + 2.25%, 10/31/2031	421,070	420,400
DAE Aviation 10/24 TLB2, First Lien Term Loan, 1M SOFR + 2.25%, 10/31/2031	160,162	159,907
Kaman 1/25 Cov-Lite TLB, First Lien Term Loan, 6M CME TERM + 3.00%, 01/30/2032	1,034,791	1,022,286
Kaman 1/25 Delayed TL 1L, First Lien Term Loan, 6M CME TERM + 3.00%, 01/30/2032	97,622	96,442
KARMAN HLDGS LLC, First Lien Term Loan, 6M SOFR + 3.25%, 02/27/2032(b)	590,000	590,738
Nordam Group LLC, First Lien Initial Term Loan, 1M SOFR + 5.50%, 04/09/2026	1,654,400	1,656,468
Novaria Holdings, LLC, First Lien Term Loan, 1M SOFR + 4.25%, 06/06/2031	788,118	788,118
Peraton Corp., First Lien B Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 02/01/2028	2,251,705	2,009,117
Signia Aerospace 11/24 TL, First Lien Term Loan, 6M CME TERM + 3.50%, 12/11/2031	424,067	422,477
TransDigm, Inc., First Lien Term Loan:
3M SOFR + 2.50%, 02/28/2031	504,132	501,927
3M SOFR + 2.50%, 01/19/2032	737,438	734,462
Vertex Aerospace Corp., First Lien Term Loan, 3M SOFR + 2.75%, 12/06/2030	886,725	875,640
		10,239,336

Air Freight & Logistics - 1.32%
AIT Worldwide Logistics Holdings, Inc., First Lien Term Loan, 6M SOFR + 4.25%, 0.75% Floor, 04/08/2030	287,798	287,947
Jetblue 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 5.50%, 08/27/2029	713,123	692,749
Lasership 11/24 TLB 1L, First Lien Term Loan, 6M SOFR + 5.50%, 06/30/2025	818,965	482,166
Savage Enterprises LLC, First Lien Term Loan, 1M SOFR + 2.75%, 0.50% Floor, 09/15/2028	591,155	590,786
STONEPEAK NILE PARENT LLC, First Lien Term Loan, 6M CME TERM + 3.25%, 02/04/2032	407,665	406,582
		2,460,230

Automobile Components - 3.72%
Belron 10/24 (USD) TLB, First Lien Term Loan, 3M SOFR + 2.75%, 10/16/2031	1,218,637	1,218,070
Clarios Glob LP, First Lien Term Loan, 1M SOFR + 2.50%, 05/06/2030	800,643	791,036
Clarios Global LP, First Lien Term Loan, 1M SOFR + 3.25%, 01/28/2032	589,614	581,751
First Brands Group LLC, First Lien Term Loan, 3M SOFR + 5.00%, 1.00% Floor, 03/30/2027	822,701	766,655
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M SOFR + 5.00%, 03/30/2027	473,708	441,290
LTI Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 07/29/2029	1,354,072	1,352,095
Tenneco, Inc., First Lien Term Loan, 6M CME TERM + 5.00%, 0.50% Floor, 11/17/2028	1,049,624	1,023,998
Truck Hero, Inc. TLB, First Lien Term Loan, 1M SOFR + 3.50%, 01/31/2028	824,102	789,193
		6,964,088

Broadline Retail - 0.39%
Peer Hldg III BV, First Lien Term Loan:
3M SOFR + 2.25%, 10/28/2030	184,313	184,342
3M SOFR + 2.25%, 07/01/2031	540,013	539,743
		724,085

Building Products - 2.56%
LBM Acquisition LLC, First Lien Term Loan, 1M SOFR + 3.75%, 06/06/2031	1,121,829	1,038,813
LHS Borrower, LLC, First Lien Term Loan, 1M SOFR + 4.75%, 0.50% Floor, 02/16/2029	810,549	692,732
Miter Brands Acquisition Holdco Inc., First Lien Term Loan, 1M SOFR + 3.00%, 03/28/2031	959,490	944,565
Oscar Acquisitionco LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 04/29/2029	1,096,511	1,028,763
Sunbelt Transformer 10/24, First Lien Term Loan, 3M SOFR + 3.50%, 10/24/2031	299,609	299,235
Trulite Holding Corp., First Lien Term Loan, 3M SOFR + 6.00%, 03/01/2030(b)	789,244	783,325
		4,787,433

	Principal Amount	Value
Capital Markets - 5.06%
Advisor Group 11/24 TLB, First Lien Term Loan, 3M SOFR + 3.50%, 08/17/2028	$968,959	$962,995
Apex Group Treasury LLC, First Lien Term Loan, 6M SOFR + 3.75%, 02/27/2032	1,425,106	1,422,441
Aretec Group, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 08/09/2030	1,869,638	1,856,691
Ascensus Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 08/02/2028	520,470	518,029
Citadel Securities Global Holdings LLC, First Lien Term Loan, 3M SOFR + 2.00%, 10/31/2031	431,910	431,966
CITCO FDG LLC, First Lien Term Loan, 3M SOFR + 2.75%, 04/27/2028	1,911,343	1,917,316
FOCUS FINL PARTNERS LLC, First Lien Term Loan, 1M SOFR + 2.75%, 09/15/2031	1,077,923	1,068,804
June Purchaser, LLC, First Lien Term Loan, 3M SOFR + 3.75%, 11/28/2031	657,506	659,149
Kestra Advisor Services Holdings A, Inc., First Lien Term Loan, 3M SOFR + 3.25%, 03/21/2031	622,567	617,752
		9,455,143

Chemicals - 3.30%
Barentz Intl BV, First Lien Term Loan, 6M CME TERM + 3.75%, 03/03/2031	367,155	365,549
Discovery Purchaser/Bayer/Envu 8/22 TL, First Lien Term Loan, 3M SOFR + 4.38%, 10/04/2029	862,003	854,999
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M SOFR + 2.25%, 06/12/2031	925,035	911,932
Fortis 333 Inc, First Lien Term Loan, 6M SOFR + 3.75%, 02/06/2032(b)	395,000	393,025
Geon Performance Solutions LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 08/18/2028	1,125,566	1,111,023
Nouryon Finance BV, First Lien Term Loan:
3M SOFR + 3.25%, 04/03/2028	421,285	422,077
3M SOFR + 3.25%, 04/03/2028	917,161	916,395
Valvoline, Inc., First Lien Term Loan 03/19/2032	317,585	317,783
Vibrantz Technologies, Inc., First Lien Term Loan 04/21/2029	997,442	882,113
		6,174,896

Commercial Services & Supplies - 6.58%
Action Environmental Group, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 10/24/2030	1,882,646	1,884,999
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 05/12/2028	1,009,461	1,009,542
Amspec Parent LLC, First Lien Term Loan, 6M SOFR + 4.25%, 12/22/2031	272,619	272,790
Belfor 1/25 (USD) TLB3, First Lien Term Loan, 1M SOFR + 3.00%, 11/01/2030(b)	269,428	269,428
Garda World Security Corp., First Lien Term Loan, 1M SOFR + 3.00%, 02/01/2029	521,717	520,523
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M SOFR + 4.50%, 06/28/2026	73,117	72,980
Justrite Safety Group, First Lien Initial Term Loan, 1M SOFR + 4.50%, 06/28/2026	1,352,364	1,349,835
Kidde Global 10/24 TLB, First Lien Term Loan, 1M SOFR + 4.25%, 12/02/2031	1,132,308	1,114,378
Minimax Viking GmbH, First Lien Term Loan 02/20/2032(b)	633,635	632,447
ORBIT PRIVATE HLDGS I LTD, First Lien Term Loan 12/11/2028	393,200	392,832
Orbit Private Holdings I Ltd 12/24 TLB, First Lien Term Loan, 6M SOFR + 4.00%, 0.50% Floor, 12/11/2028	1,457,116	1,455,754
Prime Sec Services Borrower LLC, First Lien Term Loan, 6M CME TERM + 1.75%, 03/07/2032	390,000	386,100
Protection One/ADT 11/24, First Lien Term Loan, 1M SOFR + 2.00%, 10/13/2030	1,283,434	1,279,494
Tidal Waste 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 10/24/2031	784,000	785,592
TRC Companies 1/25, First Lien Term Loan, 1M SOFR + 3.50%, 12/11/2028	684,426	678,865
Vortex Opco, LLC First-Out TL 1L, First Lien Term Loan, 3M SOFR + 6.25%, 04/30/2030	193,491	198,892
Vortex Opco, LLC Second-Out TL 1L, First Lien Term Loan, 3M SOFR + 4.25%, 12/17/2028	968	470
		12,304,921

Communications Equipment - 0.00%(f)
MLN US HoldCo LLC, First Lien B Term Loan, 3M SOFR + 4.50%, 11/30/2025	854,492	6,430

Construction & Engineering - 2.25%
Aegion 1/25 Cov-Lite TLB, First Lien Term Loan, 6M SOFR + 3.00%, 05/17/2028	1,107,281	1,102,033
Arcosa 8/24 TL 1L, First Lien Term Loan, 1M SOFR + 2.25%, 08/12/2031	152,134	152,229
KNIFE RIV CORP, First Lien Term Loan, 6M SOFR + 2.25%, 03/08/2032	793,326	792,334
Socotec 11/24 (USD) TL, First Lien Term Loan, 6M CME TERM + 3.75%, 06/30/2028	669,288	670,543
TECTA AMERICA CORP, First Lien Term Loan 02/18/2032	292,394	290,603
Tencate 1/25 (USD), First Lien Term Loan, 6M SOFR + 3.00%, 02/21/2031	1,208,781	1,195,938
		4,203,680

	Principal Amount	Value
Construction Materials - 1.69%
QUIKRETE HLDGS INC, First Lien Term Loan:
1M SOFR + 2.25%, 04/14/2031	$1,469,565	$1,455,281
6M CME TERM + 2.75%, 02/10/2032	1,480,482	1,465,722
Tamko Building Products LLC, First Lien Term Loan, 3M SOFR + 2.75%, 09/20/2030	248,620	247,791
		3,168,794

Consumer Finance - 0.51%
CPI Holdco B LLC, First Lien Term Loan, 1M SOFR + 2.00%, 05/17/2031	505,961	501,640
CPI Holdco/Creative 10/24, First Lien Term Loan, 1M SOFR + 2.75%, 05/17/2031	450,764	448,231
		949,871

Containers & Packaging - 2.94%
Anchor Packaging LLC, First Lien Term Loan, 1M SOFR + 3.50%, 07/18/2029	420,918	421,180
Berlin Packaging LLC, First Lien Term Loan, 3M SOFR + 3.50%, 06/07/2031	373,246	372,406
CLYDESDALE ACQUISITION HLDGS INC, First Lien Term Loan 03/27/2032	26,822	26,705
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan 03/27/2032	1,534,234	1,527,522
ProAmpac PG Borrower LLC, First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 09/15/2028	491,636	489,588
Reynolds Consumer Products, LLC, First Lien Term Loan, 6M SOFR + 1.75%, 03/04/2032	773,043	775,220
Supplyone 3/24, First Lien Term Loan, 1M SOFR + 4.50%, 04/19/2031	770,364	772,529
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 03/03/2028	411,074	407,954
Trident TPI Holdings, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 09/15/2028	736,338	712,867
		5,505,971

Distributors - 1.26%
Burgess Point Purchaser Corp., First Lien Term Loan, 3M SOFR + 5.25%, 07/25/2029	1,438,880	1,285,100
S&S Holdings LLC, First Lien Initial Term Loan, 1M SOFR + 5.00%, 0.50% Floor, 03/11/2028	609,077	605,511
S&S Holdings LLC, First Lien Term Loan, 1M SOFR + 5.00%, 10/01/2031	467,181	457,984
		2,348,595

Diversified Consumer Services - 1.95%
Cengage Learning, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 1.00% Floor, 03/24/2031	802,956	797,552
Fugue Finance B.V. 12/24, First Lien Term Loan, 6M SOFR + 3.50%, 01/09/2032	523,300	523,504
Imagine Learning LLC, First Lien Term Loan, 1M SOFR + 3.50%, 12/21/2029	1,141,375	1,138,596
Learning Care Group US No 2, Inc., First Lien Term Loan 08/11/2028	385,217	383,002
Spring Education Group, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 10/04/2030	396,127	396,162
TruGreen LP, First Lien Term Loan, 1M SOFR + 4.00%, 0.75% Floor, 11/02/2027	432,375	408,236
		3,647,052

Diversified REITs - 0.25%
Iron Mountain Information Management LLC, First Lien Term Loan, 1M SOFR + 2.00%, 01/31/2031	463,858	461,974

Diversified Telecommunication Services - 2.04%
Cable & Wireless 1/25 B7, First Lien Term Loan, 6M SOFR + 3.00%, 02/02/2032	1,194,324	1,170,622
Radiate Holdco, LLC, First Lien Term Loan, 1M SOFR + 3.25%, 09/25/2026	1,270,529	1,091,772
Ufinet/Zacapa 10/24 TL, First Lien Term Loan, 3M SOFR + 4.00%, 03/22/2029	1,543,299	1,543,623
		3,806,017

Electric Utilities - 2.83%
Alpha Generation LLC, First Lien Term Loan, 1M SOFR + 2.75%, 09/30/2031	985,825	987,368
COGENTRIX FIN HOLDCO I LLC, First Lien Term Loan, 6M SOFR + 3.25%, 02/26/2032	365,676	364,762
Lightning Power 8/24 TLB, First Lien Term Loan, 3M SOFR + 3.25%, 08/18/2031	1,385,692	1,379,719
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M SOFR + 1.75%, 04/16/2031	1,132,790	1,132,081
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 1M SOFR + 2.00%, 12/20/2030	1,432,588	1,429,845
		5,293,775

Electrical Equipment - 0.11%
ARCLINE FM HLDGS LLC, First Lien Term Loan 06/24/2030	206,075	205,456

	Principal Amount	Value
Electronic Equipment, Instruments & Components - 1.54%
Coherent Corp., First Lien Term Loan, 6M SOFR + 2.50%, 0.50% Floor, 07/02/2029	$492,915	$492,863
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M SOFR + 10.85%, 0.75% Floor, 03/30/2029	601,071	597,690
Mirion Technologies US, Inc., First Lien Term Loan, 3M SOFR + 2.25%, 0.50% Floor, 10/20/2028	841,584	840,793
Modena Buyer LLC, First Lien Term Loan, 3M SOFR + 4.50%, 07/01/2031	976,778	947,983
		2,879,329

Energy Equipment & Services - 0.52%
Covia Hldgs LLC, First Lien Term Loan, 6M SOFR + 3.50%, 02/26/2032	334,164	333,643
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M SOFR + 3.50%, 03/26/2031	636,314	637,109
		970,752

Entertainment - 2.14%
CE Intermediate I LLC, First Lien Term Loan, 6M CME TERM + 3.50%, 02/06/2032	373,323	372,040
Delta 2 Lux Sarl, First Lien Term Loan:
3M CME TERM +%, 2.00% Floor, 09/30/2031	166,667	166,615
3M CME TERM +%, 2.00% Floor, 09/30/2031	333,333	333,230
Endeavor 1/25 Cov-Lite, First Lien Term Loan, 6M SOFR + 3.25%, 01/27/2032	783,832	783,346
EP Purcasher, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/06/2028	1,522,160	1,512,410
EP Purchaser LLC, First Lien Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 11/06/2028	188,549	189,256
Zuffa 11/24 TLB 1L, First Lien Term Loan, 3M SOFR + 2.25%, 11/21/2031	639,059	638,168
		3,995,065

Financial Services - 2.76%
Corpay Technologies Operating Company, LLC, First Lien Term Loan, 1M SOFR + 1.75%, 04/28/2028	1,588,669	1,586,309
Envestnet, Inc., First Lien Term Loan, 3M SOFR + 3.50%, 11/25/2031	312,292	311,707
Mitchell International, First Lien Term Loan, 1M SOFR + 3.25%, 06/17/2031	517,450	512,027
Planet US Buyer, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 02/07/2031	729,689	728,700
Polaris Newco LLC, First Lien Dollar Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 06/02/2028	1,094,106	1,049,937
Synechron Inc, First Lien Term Loan, 3M SOFR + 3.75%, 10/03/2031(b)	980,000	978,775
		5,167,455

Food Products - 1.79%
Froneri US, Inc., First Lien Term Loan, 6M SOFR + 2.00%, 09/30/2031	1,014,044	1,008,776
RED SPV LLC, First Lien Term Loan 03/15/2032(b)	847,550	843,312
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,139,014	1,143,821
Solina/Powder 1/25 (USD), First Lien Term Loan, 6M CME TERM + 3.50%, 03/12/2029	355,788	356,158
		3,352,067

Ground Transportation - 0.51%
Genesee & WY Inc, First Lien Term Loan, 3M SOFR + 2.00%, 04/10/2031	966,482	958,629

Health Care Equipment & Supplies - 1.89%
Auris Luxembourg III SARL, First Lien Term Loan, 6M SOFR + 3.75%, 02/28/2029	1,997,221	1,997,221
Embecta Corp, TLB, First Lien Term Loan, 1M SOFR + 3.00%, 03/30/2029	1,121,369	1,120,562
Hanger, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 10/23/2031	415,457	415,674
		3,533,457

Health Care Providers & Services - 8.56%
Agiliti Health, Inc., First Lien Term Loan, 6M SOFR + 3.00%, 05/01/2030	917,358	870,724
CHG Healthcare Services, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 09/29/2028	363,290	363,221
Global Medical Response, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 1.00% Floor, 9.01% PIK, 10/31/2028(c)	2,118,239	2,120,590
Heartland Dental LLC, First Lien Term Loan, 1M SOFR + 4.50%, 0.75% Floor, 04/28/2028	651,702	651,774
Inception Finco Sa rl, First Lien Term Loan, 6M CME TERM + 3.75%, 04/18/2031	583,117	584,848
MED ParentCo LP, First Lien Term Loan, 1M SOFR + 3.75%, 04/15/2031	318,433	318,367
Medical Solutions LLC, First Lien Term Loan, 3M SOFR + 5.50%, 11/01/2028	1,111,801	721,559
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M SOFR + 3.00%, 03/12/2028	1,373,208	1,205,560

	Principal Amount	Value
Health Care Providers & Services (continued)
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.75% Floor, 02/28/2028	$1,363,542	$1,374,907
Outcomes Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 05/06/2031	1,126,935	1,128,811
Pacific Dental Services, Inc., First Lien Term Loan 03/15/2031	354,000	352,618
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 3M SOFR + 3.75%, 03/31/2027(b)	1,491,927	1,226,878
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 12/29/2028	1,316,407	1,230,511
R1 RCM 10/24 Cov-Lite TLB, First Lien Term Loan, 1M SOFR + 3.50%, 11/19/2031	533,967	528,182
Radiology Partners Inc, First Lien Term Loan, 3M SOFR + 3.50%, 01/31/2029	1,483,810	1,433,961
Southern Veterinary 10/24, First Lien Term Loan, 1M SOFR + 3.25%, 12/04/2031	1,129,510	1,127,697
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M SOFR + 4.25%, 0.50% Floor, 10/01/2028	472,750	464,692
US Fertility 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 4.50%, 10/11/2031(b)	298,435	299,181
		16,004,081

Health Care Technology - 1.82%
Cotiviti Inc., First Lien Term Loan, 7.63%, 05/01/2031	1,208,027	1,191,417
Cotiviti, Inc., First Lien Term Loan, 6M SOFR + 2.75%, 02/17/2032	589,800	577,267
Gainwell Acquisition Corp., First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 10/01/2027	1,743,835	1,640,321
		3,409,005

Hotels, Restaurants & Leisure - 5.52%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan, 1M SOFR + 1.75%, 09/20/2030	881,717	874,871
Bally’s Corp., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 10/02/2028	977,666	873,090
Caesars Entertainment, Inc., First Lien Term Loan:
3M SOFR + 2.75%, 0.50% Floor, 02/06/2030	491,988	489,939
3M SOFR + 2.25%, 0.50% Floor, 02/06/2031	460,521	458,218
Entain plc, First Lien Term Loan, 3M SOFR + 2.75%, 10/31/2029	1,287,762	1,290,550
Fertitta Entertainment, LLC, First Lien Term Loan, 1M SOFR + 3.75%, 01/27/2029	892,677	880,224
Flutter Financing BV, First Lien Term Loan, 3M SOFR + 1.75%, 0.50% Floor, 11/30/2030	1,795,998	1,791,185
Flynn Restaurant Group LP, First Lien Term Loan, 1M SOFR + 3.75%, 01/28/2032	1,788,378	1,756,330
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M SOFR + 2.25%, 01/17/2031	232,155	230,777
LC Ahab US Bidco LLC, First Lien Term Loan, 1M SOFR + 3.50%, 05/01/2031(b)	605,659	601,873
Ovg Business Services LLC, First Lien Term Loan, 1M SOFR + 3.00%, 06/25/2031	520,405	519,104
Tacala Investment Corp., First Lien Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 01/31/2031	558,816	559,383
		10,325,544

Household Durables - 1.24%
ACProducts Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 05/17/2028	2,052,720	1,360,789
Restoration Hardware, Inc. TLB 1L, First Lien Term Loan 10/20/2028	997,416	953,934
		2,314,723

Independent Power and Renewable Electricity Producers - 0.89%
Calpine Corp., First Lien Term Loan, 1M SOFR + 1.75%, 01/31/2031	1,667,379	1,663,035

Insurance - 3.68%
Alliant Holdings Intermediate LLC, First Lien Term Loan, 1M SOFR + 2.75%, 09/19/2031	287,900	286,460
AmWINS Group, Inc., First Lien Term Loan, 1M SOFR + 2.25%, 0.75% Floor, 01/30/2032	1,284,671	1,275,942
Baldwin Insurance Group Holdings LLC, First Lien Term Loan, 1M SOFR + 3.00%, 05/26/2031	997,633	996,077
BroadStreet Partners Inc, First Lien Term Loan, 1M SOFR + 3.00%, 06/13/2031	748,116	742,572
CCC Intelligent Solutions, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 0.50% Floor, 01/23/2032	589,927	589,559
Hyperion Insurance/Howden 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.50%, 04/18/2030	1,445,778	1,447,129
Hyperion Refinance Sarl, First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 02/15/2031	619,399	615,844
Ryan Specialty LLC, First Lien Term Loan, 1M SOFR + 2.25%, 09/15/2031	618,475	617,779
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 3M SOFR + 4.75%, 05/06/2032	298,588	302,041
		6,873,403

	Principal Amount	Value
Interactive Media & Services - 1.93%
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 03/11/2028	$1,270,511	$1,278,458
Project Boost Purchaser, LLC aka JD Power/Autodata, Second Lien Term Loan, 3M SOFR + 5.25%, 07/16/2032	618,975	620,523
Trip.com/TripAdvisor 7/24, First Lien Term Loan, 1M SOFR + 3.25%, 07/08/2031	1,092,558	1,078,147
WH BORROWER LLC, First Lien Term Loan, 6M SOFR + 4.75%, 02/20/2032	632,000	629,731
		3,606,859

IT Services - 6.28%
Access CIG LLC, First Lien Term Loan, 3M SOFR + 5.00%, 0.50% Floor, 08/18/2028	1,034,416	1,035,998
Ahead 7/24 TLB3 1L, First Lien Term Loan, 3M SOFR + 3.50%, 02/01/2031	1,404,782	1,404,017
Blackhawk Network Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 1.00% Floor, 03/12/2029	1,144,561	1,141,494
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M SOFR + 7.00%, 02/19/2029	1,881,655	1,538,253
Endurance Intl Group Hldgs Inc TLB 1L, First Lien Term Loan, 3M SOFR + 3.61%, 02/10/2028	2,314,637	1,695,472
Go Daddy Oper Co LLC, First Lien Term Loan, 1M SOFR + 1.75%, 05/30/2031	470,138	468,194
Presidio/Fortress Intermediate 4/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.75%, 06/27/2031	2,081,540	2,080,249
Skopima Consilio Parent, LLC, First Lien Term Loan, 6M SOFR + 4.00%, 0.50% Floor, 05/15/2028	1,112,216	1,105,615
Virtusa Corp., First Lien Term Loan, 1M SOFR + 3.25%, 0.75% Floor, 02/15/2029	328,745	328,437
World Wide Technology Holding Co. LLC, First Lien Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 03/01/2030	953,338	953,338
		11,751,067

Life Sciences Tools & Services - 0.49%
Loire Finco Luxembourg Sa rl TLB, First Lien Term Loan 01/31/2030	918,649	917,648

Machinery - 5.82%
AI Aqua Merger Sub, Inc., First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 07/31/2028	309,360	306,908
ASP BLADE HLDGS INC, Second Lien Term Loan, 6M SOFR + 4.00%, 10/15/2029	519,115	386,092
Bettcher Industries, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 12/14/2028	861,350	853,813
Cube Industrials 10/24, First Lien Term Loan, 3M SOFR + 3.75%, 10/17/2031	285,606	284,059
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.75% Floor, 05/19/2028	1,402,606	1,405,131
Husky Injection Molding Systems Ltd., First Lien Term Loan, 3M SOFR + 5.25%, 02/15/2029	1,040,304	1,037,162
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 08/30/2028	712,714	695,491
LSF11 Trinity Bidco, Inc., First Lien Term Loan, 1M SOFR + 3.25%, 06/14/2030(b)	1,088,720	1,084,637
Madison IAQ LLC, First Lien Term Loan 03/26/2032(b)	775,244	768,945
Oregon Tool Lux LP, First Lien Term Loan 10/15/2029	163,991	166,533
Project Castle, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 06/01/2029	1,485,800	1,264,416
TK Elevator Midco GmbH, First Lien Term Loan 04/30/2030	552,189	551,397
Vertiv Group Corp., First Lien Term Loan 03/02/2027	997,494	996,077
Victory Buyer LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 11/19/2028	1,113,595	1,083,567
		10,884,228

Media - 2.00%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan:
1M SOFR + 2.25%, 12/21/2028	194,832	193,041
6M CME TERM + 2.25%, 02/13/2032	695,800	688,988
American Greetings Corp., First Lien Term Loan, 1M SOFR + 5.75%, 10/30/2029	843,299	847,688
McGraw-Hill Education, Inc., First Lien Term Loan, 6M CME TERM + 3.50%, 0.50% Floor, 08/06/2031	421,911	421,761
MJH Healthcare Holdings LLC aka MJH Life Sciences, First Lien Term Loan, 3M CME TERM + 3.25%, 01/28/2029	1,599,994	1,593,330
		3,744,808

Metals & Mining - 0.57%
Arsenal AIC Parent LLC, First Lien Term Loan, 6M SOFR + 2.75%, 08/18/2030	339,081	337,216
Novelis Inc, First Lien Term Loan 02/20/2032	459,476	459,573

	Principal Amount	Value
Metals & Mining (continued)
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 01/31/2029	$274,519	$272,631
		1,069,420

Mortgage Real Estate Investment Trusts (REITs) - 0.31%
KREF HLDGS X LLC, First Lien Term Loan, 6M SOFR + 3.50%, 03/05/2032	233,108	232,235
Starwood Property Mortgage, L.L.C. TLB 1L, First Lien Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 01/02/2030	345,828	345,181
		577,416

Oil, Gas & Consumable Fuels - 0.54%
Buckeye Partners LP, First Lien Term Loan, 1M SOFR + 1.75%, 11/22/2030	293,008	293,084
Freeport LNG Investments LLLP, First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 12/21/2028	360,559	356,802
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 6M CME TERM + 2.25%, 10/04/2030	366,174	365,202
WhiteWater Whistler 12/24, First Lien Term Loan, 6M CME TERM + 1.75%, 02/15/2030	992	986
		1,016,074

Passenger Airlines - 2.04%
Air Canada, First Lien Term Loan, 3M SOFR + 2.00%, 03/21/2031	639,426	633,230
Alaska Air 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 2.00%, 10/15/2031	425,022	425,500
American Airlines, Inc., First Lien 2020 Term Loan, 3M SOFR + 1.75%, 01/29/2027	226,486	224,752
American Airlines, Inc., First Lien Term Loan, 6M SOFR + 2.25%, 02/15/2028	846,739	834,779
United Airlines, Inc., First Lien Term Loan, 3M SOFR + 2.00%, 02/22/2031	937,842	937,002
VISTA MGMT HLDG INC, First Lien Term Loan 03/18/2031(b)	756,410	752,155
		3,807,418

Pharmaceuticals - 1.88%
Dechra Pharmaceuticals, First Lien Term Loan, 3M SOFR + 3.25%, 01/27/2032	600,926	600,457
Elanco Animal Health, Inc., First Lien B Term Loan, 1M SOFR + 1.75%, 08/01/2027	337,723	337,426
OPAL US LLC, First Lien Term Loan 03/01/2032	1,834,832	1,832,539
Padagis LLC, First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.50% Floor, 07/06/2028	784,514	736,463
		3,506,885

Professional Services - 11.37%
AG Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 12/29/2028	1,710,913	1,682,315
AlixPartners, LLP, First Lien USD B Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 02/04/2028	1,504,535	1,505,476
Amspec Parent LLC, First Lien Term Loan, 6M SOFR + 4.25%, 12/22/2031(d)	105	105
Ankura Consulting Group LLC, First Lien Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 12/29/2031	561,399	555,903
BERKELEY RESH GROUP LLC, First Lien Term Loan 03/17/2032	1,179,600	1,166,512
Camelot US Acquisition LLC, First Lien Term Loan 01/31/2031	1,000,000	987,705
Cast & Crew LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 12/29/2028	1,503,552	1,452,078
COHNREZNICK ADVISORY LLC, First Lien Term Loan:
3M SOFR + 4.00%, 03/26/2032(b)	580,528	580,528
3M SOFR + 4.00%, 03/01/2035(b)	134,381	134,381
CoreLogic, Inc., First Lien Initial Term Loan, 1M SOFR + 3.50%, 0.50% Floor, 06/02/2028	358,999	353,016
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 3M SOFR + 3.75%, 1.00% Floor, 04/09/2027	1,321,933	1,257,628
DTI Holdco Inc, First Lien Term Loan, 1M SOFR + 4.00%, 04/26/2029	510,624	507,177
Dun & Bradstreet 11/24, First Lien Term Loan, 1M SOFR + 2.25%, 01/18/2029	662,679	661,850
Eisner Advisory Group LLC, First Lien Term Loan, 3M SOFR + 4.00%, 02/28/2031	959,892	960,276
Element Materials Technology Group Holdings, First Lien Term Loan, 3M SOFR + 4.25%, 07/06/2029	1,768,405	1,767,848
First Advantage Holdings, LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/31/2031	807,987	804,327
Grant Thornton Advisors Holdings LLC, First Lien Term Loan, 6M CME TERM + 2.75%, 06/02/2031	1,250	1,245
Infinisource/iSolved 11/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.25%, 10/15/2030	348,474	349,350
Lereta, LLC, First Lien Term Loan, 1M SOFR + 5.25%, 07/30/2028	476,104	421,309
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan, 3M SOFR + 3.25%, 07/03/2031	610,731	612,261
Perficient/Plano 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 10/02/2031	678,134	676,439
SECRETARIAT ADVISORS LLC, First Lien Term Loan:
6M SOFR + 0.00%, 02/24/2032(b)	35,538	35,449
6M SOFR + 0.00%, 02/24/2032(b)	294,962	294,224

	Principal Amount	Value
Professional Services (continued)
Trans Union LLC, First Lien Term Loan, 1M SOFR + 1.75%, 06/24/2031	$1,307,350	$1,304,899
TTF Holdings LLC, First Lien Term Loan, 6M SOFR + 3.75%, 07/18/2031	1,200,735	1,182,723
Vaco Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 01/21/2029	1,460,075	1,353,183
VT Topco, Inc. 12/24 1L, First Lien Term Loan, 3M SOFR + 3.00%, 08/09/2030	660,055	660,468
		21,268,675

Real Estate Management & Development - 0.72%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan:
1M SOFR + 2.75%, 0.50% Floor, 01/31/2030(b)	579,723	578,998
1M SOFR + 3.25%, 0.50% Floor, 01/31/2030	771,069	771,389
		1,350,387

Semiconductors & Semiconductor Equipment - 0.79%
Altar Bidco, Inc., First Lien Term Loan 02/01/2029	997,436	986,125
MKS Instruments, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 0.50% Floor, 08/17/2029	497,975	498,132
		1,484,257

Software - 17.98%
Avalara, Inc., First Lien Term Loan 03/20/2032	1,053,214	1,050,418
BEP Intermediate Holdco LLC, First Lien Term Loan, 1M SOFR + 3.25%, 04/25/2031(b)	338,184	339,029
BMC Software 7/24 2nd Lien TL, Second Lien Term Loan, 3M SOFR + 5.75%, 07/30/2032	1,255,640	1,214,831
BMC Software, Inc., First Lien Term Loan, 6M CME TERM + 3.25%, 07/30/2031	1,808,173	1,779,260
Central Parent LLC, First Lien Term Loan, 3M SOFR + 3.25%, 07/06/2029	1,549,347	1,334,375
CLEARWATER ANALYTICS LLC, First Lien Term Loan, 6M SOFR + 0.00%, 02/07/2032(b)	163,229	162,821
Cloud Software Group, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 03/21/2031	552,065	547,433
Cloudera, Inc., First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/08/2028	735,369	726,750
Conga Corp., First Lien Term Loan, 3M SOFR + 3.50%, 0.75% Floor, 05/08/2028	270,522	271,164
Connectwise, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 09/29/2028	1,049,715	1,050,156
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,757,315	1,531,061
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 02/18/2027	1,425,539	1,420,194
Flexera Software LLC, First Lien Term Loan, 3M SOFR + 3.00%, 0.75% Floor, 03/03/2028	513,496	511,491
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 11/19/2026	828,582	760,638
Idera INC, First Lien Term Loan, 3M SOFR + 3.50%, 03/02/2028	1,345,789	1,250,951
Infoblox 4/24 2nd lien TL 1L, Second Lien Term Loan, 3M SOFR + 5.25%, 11/29/2030	652,689	653,707
IVANTI SOFTWARE INC TLB 1, First Lien Term Loan, 6M SOFR + 4.00%, 12/01/2027(b)	245,276	197,447
Ivanti Software, Inc., Second Lien Term Loan, 3M SOFR + 7.25%, 12/01/2028	537,313	231,464
Magenta Security Holdings, LLC First Out TL 1L, First Lien Term Loan, 1M SOFR + 6.75%, 07/27/2028	967,621	878,464
Magenta Security Holdings, LLC Second Out TL 1L, First Lien Term Loan, 6M SOFR + 7.00%, 07/27/2028	547,090	283,940
Magenta Security Holdings, LLC Third Out 1L TL, First Lien Term Loan, 6M SOFR + 6.25%, 07/27/2028	175,086	50,191
McAfee Corp., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 03/01/2029	989,296	946,756
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M SOFR + 4.50%, 05/02/2029	987,745	839,583
Perforce Software, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 07/02/2029	1,061,897	1,015,221
Planview Parent, Inc., First Lien Term Loan, 3M SOFR + 3.50%, 12/17/2027	427,292	423,554
Project Alpha (Qlik), First Lien Term Loan, 3M SOFR + 3.75%, 10/26/2030	1,222,476	1,221,199
Project Alpha (Qlik), Second Lien Term Loan, 6M SOFR + 5.00%, 11/22/2032	254,056	253,103
Project Alpha Intermediate Holding, Inc., First Lien Term Loan, 6M SOFR + 3.25%, 0.50% Floor, 10/28/2030	814,445	813,594
Project Leopard Holdings, Inc., First Lien Term Loan, 3M SOFR + 5.25%, 0.50% Floor, 07/20/2029	1,275,664	1,108,833
Proofpoint Inc, First Lien Term Loan, 3M SOFR + 3.00%, 08/31/2028	358,307	357,580
Quartz Acquired, LLC, First Lien Term Loan, 6M SOFR + 2.50%, 06/28/2030(b)	1,534,580	1,526,907
Rocket Software, Inc., First Lien Term Loan, 1M SOFR + 4.25%, 0.50% Floor, 11/28/2028	282,344	281,992
SciQuest 10/24 2nd Lien, Second Lien Term Loan, 3M SOFR + 5.25%, 12/06/2032	784,000	780,327
SciQuest 10/24 TL 1L, First Lien Term Loan, 3M SOFR + 3.25%, 12/05/2031	448,236	446,667
Sophos Intermediate II, Ltd., First Lien Term Loan, 1M SOFR + 3.50%, 03/05/2027	1,805,946	1,808,366
SS&C Technologies, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 05/09/2031	1,266,914	1,267,231
STARLIGHT PARENT LLC, First Lien Term Loan 03/12/2032	852,649	829,205
Storable Inc, First Lien Term Loan 04/17/2031	294,400	293,021

	Principal Amount	Value
Software (continued)
Tibco Software/Citrix/Cloud Software 11/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 03/30/2029	$1,164,930	$1,155,663
Vision Solutions, Inc., First Lien Term Loan, 3M SOFR + 4.26%, 0.75% Floor, 04/24/2028	1,171,194	1,132,603
Webpros Luxembourg Sarl, First Lien Term Loan, 1M SOFR + 4.00%, 03/28/2031	303,665	304,803
Zuora 12/24 Cov-Lite TLB, First Lien Term Loan, 6M SOFR + 3.75%, 02/14/2032	590,000	583,362
		33,635,355

Specialty Retail - 2.52%
APRO LLC, First Lien Term Loan, 1M SOFR + 3.75%, 07/09/2031	962,548	960,748
EG Group Limited 12/24 TLB 1L, First Lien Term Loan, 3M SOFR + 4.75%, 02/07/2028	1,167,247	1,169,232
Great Outdoors Group LLC, First Lien Term Loan, 1M SOFR + 3.25%, 0.75% Floor, 01/23/2032	802,096	801,394
Spencer Spirit IH LLC, First Lien Term Loan, 3M SOFR + 5.50%, 07/15/2031	812,860	820,989
StubHub Holdco Sub LLC, First Lien Term Loan, 1M SOFR + 4.75%, 03/15/2030	962,594	960,188
		4,712,551

Technology Hardware, Storage & Peripherals - 1.18%
SanDisk 12/24 Cov-Lite, First Lien Term Loan, 6M SOFR + 3.00%, 02/20/2032	1,299,465	1,281,195
Xerox 11/23, First Lien Term Loan, 1M SOFR + 4.00%, 11/17/2029	970,055	927,615
		2,208,810

Trading Companies & Distributors - 3.19%
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M SOFR + 1.75%, 06/22/2030	728,040	728,193
BCPE EMPIRE HLDGS INC, First Lien Term Loan, 6M CME TERM + 3.25%, 12/11/2030	320,855	316,844
CD&R Hydr SunSource, First Lien Term Loan, 1M SOFR + 4.00%, 03/25/2031	681,076	655,294
FCG Acquisitions, Inc., First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 03/31/2028	631,792	628,039
Foundation Building Materials, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 01/29/2031	442,023	404,544
Kodiak Building Partners, First Lien Term Loan, 3M SOFR + 4.00%, 12/04/2031	1,130,450	1,088,866
MRC Global 10/24 TLB, First Lien Term Loan, 6M SOFR + 3.50%, 10/29/2031(b)	394,000	394,985
Park River Holdings, Inc., First Lien Initial Term Loan, 3M SOFR + 3.25%, 0.75% Floor, 12/28/2027	568,186	523,677
White Cap Buyer LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/19/2029	1,264,682	1,229,227
		5,969,669

Transportation Infrastructure - 0.33%
Liquid Tech Solutions Holdings LLC, First Lien Term Loan, 6M SOFR + 4.00%, 0.75% Floor, 03/19/2028	617,683	618,455

Wireless Telecommunication Services - 1.06%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 12/17/2027	1,987,434	1,991,022

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $265,077,334)		258,275,296

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 10.49%

Consumer Finance - 0.81%
Octagon 75, Ltd., 3M SOFR + 4.95%, 01/22/2038(b)(e)	1,500,000	1,507,119

Financial Services - 9.68%
Ares LXI CLO, Ltd., 3M SOFR + 3.90%, 04/20/2037(b)(e)	1,000,000	1,007,163
Bain Capital Credit CLO 2020-4, Ltd., 3M SOFR + 7.98%, 10/20/2036(b)(e)	1,000,000	1,009,747
Bain Capital Credit CLO 2022-3, Ltd., 3M SOFR + 3.70%, 07/17/2035(b)(e)	1,000,000	999,500
Carlyle US CLO 2022-6, Ltd., 3M SOFR + 4.75%, 10/25/2036(b)(e)	1,000,000	1,015,254
Cedar Funding XIV CLO, Ltd., 3M SOFR + 7.39%, 10/15/2037(b)(e)	1,375,000	1,373,536
CIFC Funding 2019-V, Ltd., 3M SOFR + 3.41%, 01/15/2035(b)(e)	1,000,000	1,001,793
Columbia Cent CLO 34, Ltd., 3M SOFR + 6.85%, 01/25/2038(b)(e)	1,500,000	1,491,123
New Mountain CLO 1, Ltd., 3M SOFR + 5.25%, 01/15/2038(b)(e)	1,000,000	995,131
OCP CLO 2021-21, Ltd., 3M SOFR + 4.70%, 01/20/2038(b)(e)	1,000,000	980,622
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M SOFR + 7.29%, 04/20/2035(b)(e)	1,000,000	991,926
Pikes Peak CLO 6, 3M SOFR + 4.60%, 05/18/2034(b)(e)	1,000,000	990,905
PPM CLO 3, Ltd., 3M SOFR + 6.87%, 04/17/2034(b)(e)	500,000	431,490

	Principal Amount	Value
Financial Services (continued)
Rad CLO 5, Ltd., 3M SOFR + 6.96%, 07/24/2032(b)(e)	$500,000	$502,425
Regatta XVIII Funding, Ltd., 3M SOFR + 4.70%, 04/15/2038(b)(e)	1,000,000	988,088
Romark CLO IV, Ltd., 3M SOFR + 7.21%, 07/10/2034(b)(e)	1,000,000	965,000
RR 38, Ltd., 3M SOFR + 4.50%, 04/15/2040(b)(e)	1,000,000	1,001,218
Sixth Street CLO XIV, Ltd., 3M SOFR + 4.65%, 01/20/2038(b)(e)	1,000,000	988,168
Sound Point CLO XXXII, Ltd., 3M SOFR + 6.96%, 10/25/2034(b)(e)	1,000,000	873,577
TICP CLO XI, Ltd., 3M SOFR + 6.70%, 04/25/2037(b)(e)	500,000	507,030
		18,113,696

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $19,820,413)		19,620,815

	Shares	Value
COMMON STOCK - 0.17%
Diversified Consumer Services - 0.00%(f)
Loyalty Ventures Inc(b)(g)	462,410	4,624

Health Care Providers & Services - 0.17%
Envision Healthcare Corp. Equity(g)	29,091	312,728

TOTAL COMMON STOCK
(Cost $975,447)		317,352

SHORT-TERM INVESTMENTS - 5.46%
Open-end Investment Companies - 5.46%
Bank of New York Cash Reserve
(1.69% 7-Day Yield)	10,209,906	10,209,906

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,209,906)		10,209,906

Total Investments- 154.21%
(Cost $296,083,100)		288,423,369

Liabilities in Excess of Other Assets - (6.84)%		(12,794,743)

Leverage Facility - (47.37)%		(88,600,000)

Net Assets - 100.00%		$187,028,626

Amounts above are shown as a percentage of net assets as of March 31, 2025.

Investment Abbreviations:
SOFR - Secured Overnight Financing Rate

Reference Rates:
1M US SOFR - 1 Month SOFR as of March 31, 2025 was 4.33% 3M US SOFR - 3 Month SOFR as of March 31, 2025 was 4.35%
6M US SOFR - 6 Month SOFR as of March 31, 2025 was 4.55%
3M CME TERM SOFR - 3M CME TERM SOFR as of March 31, 2025 was 4.29% 6M CME TERM SOFR - 6M CME TERM SOFR as of March 31, 2025 was 4.19%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2025, is based on the reference rate plus the displayed spread as of the security’s last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(d)	A portion of this position was not funded as of March 31, 2025. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2025, the Fund has unfunded delayed draw loans in the amount of $332,076. Fair value of these unfunded delayed draws was $331,736. Additional information is provided in Note 4 General Commitments and Contingencies.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $19,620,815, which represented approximately 10.49% of net assets as of March 31, 2025. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Amount represents less than 0.005% of net assets.
(g)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate 2027 Term Fund (“BSL”, the “Fund”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution, a majority of BSL’s Board of Trustees (the “Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On November 18, 2019, the Board approved a proposal to amend BSL’s charter to allow an extension of up to five years in length (the “Charter Amendment”). The Board also approved a proposal to extend the term of BSL by five years by changing BSL’s scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”). The Charter Amendment and the Term Extension were subject to shareholder approval, which was obtained at a special shareholder meeting held on February 19, 2020.

On January 26, 2022, the Securities and Exchange Commission (the “SEC”) declared effective a registration statement filed under the “shelf” registration process for BSL. Pursuant to the shelf registration, BSL may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BSL designates from time to time, directly to purchasers, through at-the-market (“ATM”) offerings or through a combination of these methods. On February 1, 2022, BSL launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. BSL’s ATM offering expired on January 26, 2025, and for the period ended March 31, 2025, BSL did not sell any shares pursuant to this shelf registration.

The Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund as of April 1, 2014 is now classified as a diversified company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined in Note 3) will be invested in senior secured, floating rate loans (“Senior Loans”).

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. The Fund operates as a single operating segment. As a result, the Fund’s segment accounting policies are consistent with those described herein and the Fund does not have any intra-segment sales and transfers of assets.

Portfolio Valuation: BSL’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Open-end investment companies are generally valued at their closing net asset values as reported on each business day. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of the Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as the valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BSL’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BSL’s investments under the fair value hierarchy levels as of March 31, 2025:

Blackstone Senior Floating Rate 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$9,648,598	$590,738	$10,239,336
Building Products	–	4,004,108	783,325	4,787,433
Chemicals	–	5,781,871	393,025	6,174,896
Commercial Services & Supplies	–	11,403,046	901,875	12,304,921
Financial Services	–	4,188,680	978,775	5,167,455
Food Products	–	2,508,755	843,312	3,352,067
Health Care Providers & Services	–	14,478,022	1,526,059	16,004,081
Hotels, Restaurants & Leisure	–	9,723,671	601,873	10,325,544
Machinery	–	9,030,646	1,853,582	10,884,228
Passenger Airlines	–	3,055,263	752,155	3,807,418
Professional Services	–	20,224,093	1,044,582	21,268,675
Real Estate Management & Development	–	771,389	578,998	1,350,387
Software	–	31,409,151	2,226,204	33,635,355
Trading Companies & Distributors	–	5,574,684	394,985	5,969,669
Other	–	113,003,831	–	113,003,831
Collateralized Loan Obligation Securities
Consumer Finance	–	–	1,507,119	1,507,119
Financial Services	–	–	18,113,696	18,113,696
Common Stock
Diversified Consumer Services	–	–	4,624	4,624
Health Care Providers & Services	–	312,728	–	312,728
Short-Term Investments	10,209,906	–	–	10,209,906
Total	$10,209,906	$245,118,536	$33,094,927	$288,423,369

Other Financial Instruments
Asset
Net Unrealized Appreciation on Unfunded Loan Commitments	–	263	34	297
Total	–	263	34	297

*	Refer to the Fund’s Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2025, the Fund’s outstanding borrowings of $88,600,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

The changes of the fair value of investments for which BSL has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate 2027 Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2024	$9,142,878	$11,762,047	$–	$1,232	$20,906,157
Accrued discount/ premium	1,296	1,206	–	–	2,502
Realized Gain/(Loss)	3,021	25,146	–	–	28,167
Change in Unrealized Appreciation/(Depreciation)	(22,683)	(360,278)	–	(1,198)	(384,159)
Purchases(1)	8,161,535	10,442,694	–	–	18,604,229
Sales Proceeds(2)	(1,243,896)	(2,250,000)	–	–	(3,493,896)
Transfer into Level 3	3,749,044	–	4,624	–	3,753,668
Transfer out of Level 3	(6,321,707)	–	–	–	(6,321,707)
Balance as of March 31, 2025	$13,469,488	$19,620,815	$4,624	$34	$33,094,961
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2025	$(25,185)	$(322,320)	$–	$(1,198)	$(348,703)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of March 31, 2025:

Blackstone Senior Floating Rate 2027 Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$13,469,488	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	19,620,815	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	4,624	Third-party vendor pricing service	Broker quotes	N/A
Unfunded Loan Commitments	34	Third-party vendor pricing service	Broker quotes	N/A

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes, and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

NOTE 3. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines “Managed Assets” as total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than liabilities related to the principal amount of leverage). At March 31, 2025, 91.32% of BSL’s Managed Assets were held in Senior Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayment from Borrowers’ excess cash flows or permit the Borrowers’ to repay at their election. The degree to which Borrowers repay, whether as a contractual requirements or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily Secured Overnight Financing Rate (“SOFR”), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2025, BSL had invested $6,578,031 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation.

BSL has invested in CLO securities. A CLO is a financing entity (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically secured loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in secured loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual secured loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying secured loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2025, BSL had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Appreciation / (Depreciation)
Amspec Parent LLC, First Lien Term Loan	$41,836	$41,863	$128
Grant Thornton 12/24., First Lien Term Loan	40,118	39,962	(157)
Hanger Orthopedic 10/24., First Lien Term Loan	53,493	53,521	281
June Purchaser/Janney Montgomery 9/24 Delayed TL 1., First Lien Term Loan	109,584	109,858	$274
R1 RCM 10/24 Cov-Lite., First Lien Term Loan	38,141	37,727	(231)
Signia Aerospace 11/24., First Lien Term Loan	35,339	35,206	(32)
US Fertility 10/24 Delayed TL 1L., First Lien Term Loan	13,565	13,599	34
Total	$332,076	$331,736	$297

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BSL’s valuation policies. For the period ended March 31, 2025, BSL recorded a net decrease in unrealized appreciation on unfunded loan commitments totaling $6,422.

NOTE 5. LEVERAGE

The Fund has terminated its previously existing leverage facility and entered into a new, separate Credit Agreement (the “Agreement”), dated December 24, 2024, with a new lender to borrow up to a limit of $100 million pursuant to an evergreen revolving line of credit (the “Leverage Facility”). The Leverage Facility does not have a scheduled maturity date, but can be terminated (i) by the Fund upon at least three (3) business days’ written notice to the lender under the Leverage Facility or (ii) by such lender on the latest to occur of (a) the 365th day after the initial closing date of the Leverage Facility, (b) the 270th day after such lender delivers a notice of termination to the Fund or (c) a later date specified by such lender in the notice of termination. Borrowings under the Agreement are secured by the assets of the Fund.

Interest on outstanding revolving loans under the Leverage Facility is currently charged at a rate of 1.15% above adjusted term SOFR, with either a one (1) month interest period or three (3) month interest period as elected by the Fund. The Fund may also elect to borrow daily interest rate loans based on a customary alternate base rate.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts, currently in an amount equal to 0.15% on the undrawn amounts when drawn amounts equal or exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest is generally payable at the end of the respective interest period and fees are generally payable after the end of each calendar quarter. At March 31, 2025, BSL had borrowings outstanding under its Leverage Facility of $88,600,000, at an interest rate of 5.47%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2025. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended March 31, 2025, the average borrowings under BSL’s Leverage Facility and the weighted average interest rate were $90,511,111 and 5.49%, respectively. During the period ended March 31, 2025, the Fund incurred $5,035 for commitment fees on undrawn amounts.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund has agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of March 31, 2025, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which include the assets purchased through leverage. As of March 31, 2025, BSL’s leverage represented 32.14% of the Fund’s Managed Assets.